BORROWINGS	6 Months Ended
Jun. 30, 2023
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $2.2 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $2.2 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2028. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on SOFR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at June 30, 2023, draws on the credit facility were $577 million (December 31, 2022: $96 million) and $11 million of letters of credit were issued (December 31, 2022: $12 million).

	Maturity	Annual Rate	Currency	As of
				June 30, 2023	December 31, 2022
Corporate revolving credit facility	June 29, 2028	SOFR plus 1.2%	US$	$577	$96
Commercial paper(1)	August 8, 2023	6.0%	US$	941	464

Current:
Medium-term notes:
Public - Canadian	February 22, 2024	3.3%	C$	227	222
Public - Canadian	February 22, 2024	3.3%	C$	302	295
Non-current:
Medium-term notes:
Public - Canadian	November 14, 2027	5.6%	C$	340	332
Public - Canadian	September 11, 2028	4.2%	C$	529	517
Public - Canadian	October 9, 2029	3.4%	C$	529	517
Public - Canadian	September 1, 2032	2.9%	C$	378	369
Public - Canadian	February 14, 2033	6.0%	C$	189	185
Public - Canadian	April 25, 2034	5.4%	C$	302	295
Public - Canadian	April 25, 2052	5.8%	C$	150	147
Subordinated notes:
Public - U.S.	May 24, 2081	5.0%	US$	250	250
				4,714	3,689
Deferred financing costs and other				(23)	(23)
Total				$4,691	$3,666
1.Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of June 30, 2023.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for eight consecutive one-year terms, which would result in the facility ultimately maturing in February 2027. Brookfield has the option to terminate the agreement prior to April 14 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrued interest on SOFR plus 1.9% and no commitment fees were incurred for any undrawn balance. As of June 30, 2023, there were no (2022: $nil) borrowings outstanding.
On July 27, 2023, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$500 million maturing on July 27, 2030 with a coupon of 5.710% per annum and C$200 million maturing on July 27, 2053 with a coupon of 5.950% per annum.
On November 14, 2022, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$450 million maturing on November 14, 2027 with a coupon of 5.616% per annum and C$250 million maturing on February 14, 2033 with a coupon of 5.980% per annum.
On April 25, 2022, Brookfield Infrastructure Finance ULC issued C$600 million of medium-term notes in two tranches: C$400 million maturing on April 25, 2034 with a coupon of 5.439% per annum and C$200 million maturing on April 25, 2052 with a coupon of 5.789% per annum, and $3 million of debt issuance costs were incurred.
On May 24, 2021, Brookfield Infrastructure Finance ULC issued $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0% and $6 million of debt issuance costs were incurred.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program under which a subsidiary of our partnership may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $1 billion. Proceeds from the commercial paper issuances are supplemented by our corporate credit facilities. As of June 30, 2023, there were $941 million of borrowings outstanding (2022: $464 million).
The increase in corporate borrowings during the six-month period ended June 30, 2023 is primarily attributable to net draws on our corporate credit facility of $481 million, commercial paper issuances of $477 million, and the impact of foreign exchange.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2023	December 31, 2022
Current	$3,741	$2,567
Non-current	27,151	24,000
Total	$30,892	$26,567
Non-recourse borrowings increased as compared to December 31, 2022 due to net borrowings of $2.5 billion, $1.2 billion of borrowings related to recent acquisitions, and the impact of foreign exchange.